EXHIBIT 10.3

SECURITY AGREEMENT - PURCHASE ORDER FINANCING

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into this 18th day of September 2017, by and between SFE VCF, LLC, a California limited liability company (the “Secured Party”) and Envision Solar International, Inc., a Nevada corporation (“Debtor”).

RECITALS

A.       Debtor has become obligated to make payment of certain monies to the Secured Party pursuant to a written Revolving Convertible Promissory Note of even date herewith (the “Note”).

B.       As an express condition of Secured Party’s accepting the Note, Secured Party requires that the Debtor grant the Secured Party a security interest in all of Debtor’s purchase orders and all proceeds from those purchase orders, as more fully described in Section 1 to this Agreement.

WHEREFORE, the parties do hereby agree as follows:

1.       Grant of Security Interest.

As security for the payment of all amounts payable under the aforesaid Note, Debtor hereby grants to Secured Party a second priority, recorded, perfected security interest in the following assets of the Debtor (the “Collateral”):

“All of Debtor’s now owned or hereafter existing or acquired cash, cash equivalents, marketable securities, purchase orders, accounts receivable, general intangibles, tangible assets, equipment, furniture, fixtures, inventory, goods, instruments, personal property, and chattel paper, together with all proceeds derived from such assets.”

Said security interest in the Collateral is hereby granted upon the terms, covenants and agreements set forth in this Agreement.

2.       Representations as to Ownership.

Debtor hereby represents that it has not sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of the Collateral or any part thereof or any interest therein except in the ordinary course of business. Debtor further represents that it has not encumbered, or agreed to encumber, the Collateral or any part thereof or any interest therein, except in the ordinary course of business or in accordance with that certain Convertible Secured Promissory Note by and between Debtor and Secured Party, dated of even date herewith.

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3.       Covenants of Debtor.

Debtor hereby covenants and agrees with Secured Party that, during the term hereof:

(a)       Debtor shall not sell, transfer or otherwise dispose of the Collateral or any part thereof, or agree to sell, transfer or otherwise dispose of the Collateral or any part thereof, or any interest therein, without the prior written consent of Secured Party, except in the ordinary course of business;

(b)       Debtor shall not encumber, or agree to encumber, the Collateral, or any part thereof or any interest therein, by a prior security interest without the prior written consent of Secured Party, except in the ordinary course of business;

(c)       Debtor shall not permit or suffer any lien to hereafter attach to, or be levied upon, the Collateral or any party thereof or any interest therein, under legal process and to continue unextinguished for a period of more than ninety (90) days unless, within such ninety (90) day period, an appropriate bond satisfactory to Secured Party is given to stay the effect of such lien, except in the ordinary course of business;

(d)       Until all obligations secured hereby are paid in full, Debtor shall defend the Collateral against the claims and demands of all persons arising out of matters occurring after the delivery hereof, other than matters which are the obligations of Secured Party, and promptly pay, when due, all taxes and assessments upon the Collateral; and

(e)       Debtor will execute and Lender will properly record a UCC-1 Financing Statement (which Lender may do without Debtor’s signature), and such other documents, and do such other acts and things, as the Secured Party may reasonably require from time to time to establish and maintain a valid perfected recorded security interest in the Collateral.

4.       Default.

(a)       An Event of Default shall be deemed to have occurred hereunder if Debtor defaults under any of its payment obligations to the Secured Party in the Note, or shall materially breach any term of the Note or this Agreement.

(b)       Upon the occurrence of an Event of Default hereunder, Secured Party may, at its option:

(i)       Declare all obligations secured hereby immediately due and payable; and

(ii)        Proceed forthwith with foreclosure of its security interests in the Collateral in the manner provided by law, and may cause the Collateral to be sold, upon due notice, at the election of Secured Party, at either public or private sale, for cash or upon terms, at such price or prices, and in such manner in all respects as Secured Party may deem proper, and at such sale Secured Party may purchase the whole or any part of the Collateral. From the proceeds of any such sale Secured Party shall first pay all costs and expenses (including reasonable expenses for attorneys’ fees), and shall apply the balance of such proceeds to accrued unpaid

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interest and then to principal on the Note.

(iii)       Secured Party may seek all other remedies available to it at law or in equity under California law, including without limitation the California uniform commercial code.

5.       Appointment of Secured Party as Attorney-in-Fact.

Debtor hereby appoints Secured Party as Debtor’s Attorney-in-Fact to do the following in the Event of Default by the Debtor:

(a)       Receive, take, endorse, assign and deliver in Secured Party’s name or Debtor’s name any and all checks, notes, drafts and other instruments relating to the Collateral;

(b)       Take or bring in the name of Debtor or Secured Party all steps, actions and suits deemed by Secured Party necessary or desirable to effect collection of the Collateral;

(c)       Settle, compromise or release in whole or in part, any amounts due Debtor from his account debtors;

(d)       Extend the time for payment of any sums due to Debtor by Debtor’s account debtors; and

(e)       Do all things necessary or appropriate to carry out this Agreement.

This power, being coupled with interest, is irrevocable so long as Debtor has any obligation to the Secured Party under the Note. Secured Party shall be further permitted access to all of Debtor’s books and records relating to the Collateral during normal working hours, on such notice as Secured Party may deem appropriate.

6.       Release of Security Interest.

Upon performance of all obligations secured hereby, the security interests herein granted shall terminate and Secured Party shall execute such instruments and perform such acts as may be reasonably requested by Debtor in connection with the release and termination of such security interest.

7.       No Waiver.

No waiver by Secured Party of any default hereunder shall operate as a waiver of any other default hereunder or of the same default on a future occasion. All rights and remedies of Secured Party hereunder, or under any other instrument securing any of the obligations secured hereby, shall be cumulative to the full extent permitted by law.

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8.       Notices.

All notices, demands, requests or other communications required or permitted to be given or made under this Security Agreement shall be in writing and shall be deemed to have been duly given or served if sent by United States registered or certified mail, postage prepaid, addressed to the party intended, or by personal delivery, at its address set forth below (or such other address as it may designate by notice given to the other party in manner aforesaid) to wit:

Secured Party:

SFE VCF, LLC

P.O. Box 5005 PMB 134

Rancho Santa Fe, CA 92067

Telephone: _________

Email Address: ________________

Attention:

Debtor:

Envision Solar International, Inc.

5660 Eastgate Drive

San Diego, California 92126

Telephone No.: (858) 799-4583

Email Address: desmond.wheatley@envisionsolar.com

Attention: Desmond Wheatley, Chief Executive Officer

In the case of a mailed notice, the registration slip or certificate slip, and not the return slip, shall be conclusive evidence of the mailing of any such notice, and such notice shall be deemed to have been given three (3) days after such mailing.

9.       Miscellaneous.

(a)       Applicable Law. This Agreement shall, in all respects, be governed by the laws of the State of California.

(b)       Severability. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision contained herein and any present or future statute, law, ordinance or regulation, the latter shall prevail, and the provision of this Agreement which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

(c)       Further Assurances. Each of the parties hereto shall execute and deliver, and acknowledge as appropriate any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder to carry out the intent of the parties hereto, including without limitation the execution and recording of a UCC-1 Financing Statement in a form satisfactory to Secured Party and its counsel.

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(d)       Modification or Amendments. No amendment, change or modification of this Agreement shall be valid, unless in writing and signed by all of the parties to this Agreement.

(e)       Successors and Assigns. Except as otherwise expressly provided herein, no party may assign or transfer its rights or obligations hereunder without the written consent of all parties to this Agreement. If properly assigned and transferred, all of the terms and provision contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successor and assigns.

(f)       Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to its subject matter and any and all prior agreements, understandings and representations with respect to its subject matter are hereby terminated and cancelled in their entirety and are of no further force or effect. No party shall be entitled to rely on any statement, representation or agreement not herein stated.

(g)       Interpretation. The covenants of good faith and fair dealing are incorporated herein by this reference. This Agreement shall, whenever possible, be given a reasonable practical and workable interpretation so as to affect the general intentions of the parties. Neither party shall be entitled to any advantages due to another party’s preparation of this Agreement.

(h)       Captions. The captions appearing at the commencement of the paragraph hereof are descriptive only and for convenience in reference. Should there be any conflict between any such caption and the paragraph at the head of which it appears, the section and not such caption shall control and govern in the construction of this Agreement.

(i)       Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of the Agreement on any persons other than the parties and, where applicable, their respective owners, partners, shareholders, directors, officers, employees, servants, representatives, agents heirs, executors, administrators, successors and/or assigns. Nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement.

(j)       Exhibits. All exhibits attached hereto are hereby incorporated by this reference.

(k)       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date first hereinabove set forth.

Secured Party:

SFE VCF, LLC,

A California limited liability company

By: /s/ Lender

Its:

DEBTOR:

Envision Solar International, Inc.

By: /s/ Desmond Wheatley

Desmond Wheatley, Chief Executive Officer